                                AIM CHARTER FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                  OCTOBER 31, 1997

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Charter Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, Fund results were computed at net asset value without reflecting sales charges.
o The Fund's average annual total returns, including sales charges, for periods ended 9/30/97 (the most recent calendar quarter-end) are as follows. For A shares, one year, 28.00%; five years, 16.96%; 10 years, 13.67%. For B shares, one year, 29.40%; since inception on 6/26/95, 24.74%. Class C shares commenced sales August 4, 1997.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and class expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income mutual funds.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is price-weighted average of 30 actively traded primarily industrial stocks.
o The Europe, Australia, Far East (EAFE) Index is a group of unmanaged foreign securities. The index is compiled by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
       FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
        OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
           AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                     LOSS OF PRINCIPAL AMOUNT INVESTED.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                  -------------------------------------------

                                AIM CHARTER FUND

                            For shareholders who seek

                         growth and income by investing

                        primarily in stocks of large-cap,

                             well-run companies with

                             a history of stable and

                               improving earning's

                            and generally increasing

                                dividend payouts.

                  -------------------------------------------

                                                           The Chairman's Letter

                 Dear Fellow Shareholder:

                 The fiscal year ended October 31 experienced no let-up in the volatility in equity markets, and it closed on an unsettling note. In late October, in the wake of a currency crisis in
                 Southeast Asia, the stock market experienced its first 10%
                 correction since 1991. On Monday, October 27, the New York
[photo of        Stock Exchange closed to deal with market volatility for the
Charles T.       first time in its history when the Dow Jones Industrial
Bauer, Chairman  Average fell 554 points, the index's largest point decline
of the Board     ever. It is important to note that in percentage terms, this
of the Fund,     was a drop of 7.18%, far smaller than the 22.61% decline that
appears here]    occurred October 19, 1987. Fortunately, this time the market snapped back, and the Dow regained 337 points the next day. As of this writing, markets continue to recover.
                     Many investment managers, including AIM, had
                 cautioned that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue.
                 In less than 12 months, the Dow had climbed from 6010 on
October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
    When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
    Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS
The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
    Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
    However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
    Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
    Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                       -------------------------------

                           Despite recent activities

                        the fiscal year ended october 31

                       brought domestic equity investors

                               excellent returns.

                       -------------------------------

The Managers' Overview

THREE SECTORS PROPEL FUND TO EXCELLENT RESULTS

A roundtable discussion with the Fund management team for AIM Charter Fund for the fiscal year ended October 31, 1997.

--------------------------------------------------------------------------------
Q:  HOW DID AIM CHARTER FUND PERFORM DURING THE FISCAL YEAR?

A: The Fund's Class A shares produced a total return of 28.57%, outpacing the 28.03% total return for the Lipper Growth and Income Fund Index. For Class B shares, total return for the fiscal year was 27.54%. Class C shares commenced sales August 4, 1997. These figures include distributions of $0.794 per share for Class A shares and $0.72 for Class B shares. This was excellent performance, with the Fund outpacing its own long-term average annual returns.

================================================================================
    NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
    10/31/96
    $3.19 billion

    10/31/97
    $4.37 billion
================================================================================

Q:  WHICH HOLDING'S CONTRIBUTED TO SUCH GOOD PERFORMANCE?

A: Our three largest sectors continue to be financials, technology, and health care. The individual stocks we hold in these sectors and the mix of industries will vary, but we think these three sectors represent excellent long-term growth potential.

Q:  WHAT IS ATTRACTIVE ABOUT FINANCIAL COMPANIES?

A: Our holding's in the financial sector, including banks, insurers, and brokerage houses, were up during the fiscal year. With a growing economy, stable interest rates, and demographic trends leading more people into retirement-oriented financial planning, financial institutions have prospered. Earning's growth for big money center banks such as Chase and Citicorp outdid analysts' expectations.
         The sector is experiencing a wave of mergers and acquisitions, for example the purchase of brokerage firm Robertson-Stephens by Bank of America. Financial firms want to be capable of offering the broadest possible range of services and of competing in a global environment. Through careful securities selection, we want to focus on the companies initiating this consolidation the franchise companies that will be around five years from now.

Q:  WHY DO YOU OWN SUCH A LARGE NUMBER OF TECHNOLOGY STOCKS?

A: The biggest portion of corporate capital expenditures, domestically and overseas, has been spent on technology. This investment has resulted in the productivity improvements that have been driving economic growth.
         Manufacturers in the tech sector have done well. Specialized semiconductor makers like Texas Instruments, networking-equipment producers such as Bay Networks, and such industry-leading personal computer manufacturers as Compaq have been very good holding's.
         On the software/services side, another successful holding is software maker Compuware, which is poised to profit from the so called "millennium problem," the need to reprogram older computers to recognize the year 2000.
         Not all news in the tech sector is good. Pricing pressures are tough. You can now buy a meaningful personal computer for $1,000, which has to affect profit margins. Even Intel has been feeling the pressure, though it remains the industry's flagship.
         Despite these glitches, we think the sector's long-term growth prospects are excellent. We will continue to seek individual companies whose earning's justify our investment. For example, while not included in the technology sector, retailers of computers and electronic gear have been doing well. We added CompUSA to the portfolio since our last report to shareholders.

Q:  WHY DOES HEALTH CARE REMAIN A LONG-TERM THEME?

A: One factor contributing to strength in the health-care sector is the FDA's move toward more rapid approval of drugs and medical devices, which should reduce costs for the medical instrument and pharmaceutical industries. We hold such major pharmaceutical makers as Merck and SmithKline Beecham, and the portfolio includes companies like Medtronic Inc., a maker of sophisticated implantable therapeutic devices such as stents, pacemakers, and heart valves.

Q:  DOES THE PORTFOLIO STILL INCLUDE CONVERTIBLE SECURITIES?

A: About 15% of the portfolio consisted of convertible bonds or convertible preferred stocks at the close of the fiscal year.
            We stress dividend-paying securities in this portfolio because of our investment


          See important fund and index disclosures inside front cover.

                            --------------------

                              We will continue

                        to seek individual companies

                               whose earnings

                             justify investment.

                            --------------------

                                                          The Managers' Overview

PORTFOLIO COMPOSITION

As of 10/31/97, based on total net assets

=========================================================================================================================
TOP 10 INDUSTRIES                                             TOP 10 HOLDINGS
-------------------------------------------------------------------------------------------------------------------------
 1. Financial (Diversified)                           5.97%   1. WorldCom, Inc.                                  2.56%

 2. Health Care (Diversified)                         5.05    2. Chase Manhattan Corp.                           2.53

 3. Banking (Money Center)                            4.73    3. Philip Morris Companies Inc.                    1.95

 4. Health Care (Drugs -- Major Pharmaceuticals)     4.22    4. Brunswick Corp.                                 1.85

 5. Computers (Software & Services)                   3.96    5. American Home Products Corp.                    1.62

 6. Services (Commercial & Consumer)                  3.67    6. SmithKline Beecham PLC-ADR                      1.56

 7. Communications Equipment                          3.31    7. Citicorp                                        1.51

 8. Insurance (Multi-Line)                            3.18    8. Allstate Corp.                                  1.45

 9. Computers (Hardware)                              3.10    9. Warner-Lambert Co.                              1.41

10. Oil & Gas (Drilling & Equipment)                  2.67   10. Morgan Stanley, Dean Witter, Discover & Co.     1.39

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
=========================================================================================================================

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/97, based on total net assets

NUMBER OF HOLDINGS: 182

U.S. Stocks                      73.43%
Domestic Convertible Bonds        7.44
Convertible Preferred Stocks      6.72
 U.S. Government Securities       6.19
Foreign Stocks                    5.79
Convertible Foreign Bonds         0.56
Repurchase Agreements             0.28
================================================================================

     objective, which is primarily growth with income as a secondary goal.
            The dividend yield on common stocks has been declining recently for various reasons. Rather than paying dividends, many corporations have elected to reinvest cash flow in capital equipment, largely new technology systems to enhance productivity, or in acquisitions of new or complementary businesses. Another trend has been stock repurchases by corporations. Corporate dividends are taxed twice, once at the corporate level as dividends are distributed on an after-tax basis, and then at the individual level. To avoid this double taxation, companies have been returning capital to shareholders by buying back stock instead. This spreads future corporate earning's over fewer shares outstanding, increasing earning's per share and thus the stock price.
            Given the tax code's bias in favor of long-term capital gains over income, these trends are likely to continue and we don't anticipate any big rise in the level of corporate dividends. We will continue to employ convertibles as opportunities arise. Current convertible holding's include WorldCom Inc., which is merging with MCI Communications Corp.; and Conseco, Inc., a leading consolidator in the insurance industry.

Q.   WHAT IS YOUR OUTLOOK FOR THE ECONOMY IN THE NEAR TERM?

A. There are a few cautionary signs: a tight labor market that could put inflationary pressure on wages, a drop in consumer confidence measured by The Conference Board, a slip in new vehicle sales. Nevertheless, there is much evidence of a favorable economic environment. Inflation is so well controlled many economy watchers are more concerned about deflation. Because of monetary turmoil and market declines overseas, few expect a rate hike by the Federal Reserve, at least for the short term. And finally, corporate earning's continue to grow. As of the third quarter of 1997, earning's for S&P 500 companies were up more than 12% year over year, for example.

Q:   WHAT DO YOU SEE AHEAD FOR THE EQUITY MARKETS?

A: In our last report, we commented on the "narrowness" of the markets during 1996 and early 1997, when a few very large companies accounted for much of the rise in market indexes. Beginning in May, investors began to look beyond these blue-chip stocks. From May through the end of the fiscal year, small- and mid-sized company stocks either paced or outpaced larger-company stocks. Although about 75% of our holding's in AIM Charter Fund are large companies, we also have the flexibility to invest in smaller companies, and we do. So as a diversified fund, we were glad to see the market broaden. The market is more normal when investors cast their nets broadly rather than pouring money into a few huge stocks with sky-high valuations. Earning's remain key to market performance, and earning's look as if they may be coming down to more normal levels. Earning's for the companies in the S&P 500 have been very high: 20-percent-plus for three years in a row. As we just mentioned, the most recent figure is about 12%. With interest rates stable, investors will focus more on earning's. We believe the Fund is well-positioned for this market.


          See important fund and index disclosures inside front cover.

Long-Term Performance

THE AIM CHARTER FUND GROWTH STORY

AIM CHARTER FUND CLASS A SHARES VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to indexes. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up an index, you would incur expenses that would affect your investment's return. An index of funds, such as the Lipper Growth and Income Fund Index, includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.


GROWTH OF A $10,000 INVESTMENT: NOVEMBER 26, 1968-OCTOBER 31, 1997

--------------------------------------------------------------------------------
                AIM Charter Fund                   Lipper Growth &
                Class A Shares        S&P 500      Income Fund Index
--------------------------------------------------------------------------------
                               (In thousands)
11/26/68              9,446          10,000            10,000
10/31/69              9,562           9,358             9,021
10/31/70              7,024           8,320             7,799
10/31/71              9,170           9,719             9,110
10/31/72             12,768          11,845            10,509
10/31/73             14,160          11,840            10,360
10/31/74              9,720           8,436             7,891
10/31/75             11,892          10,635             9,912
10/31/76             14,361          12,769            11,936
10/31/77             16,072          11,980            11,723
10/31/78             21,504          12,733            12,662
10/31/79             27,400          14,683            15,052
10/31/80             42,232          19,398            19,849
10/31/81             45,389          19,504            20,371
10/31/82             49,226          22,689            24,322
10/31/83             63,796          29,015            30,952
10/31/84             58,881          30,844            32,352
10/31/85             67,367          36,810            38,411
10/31/86             88,645          49,011            50,076
10/31/87             94,606          52,120            51,255
10/31/88            100,188          59,852            60,569
10/31/89            133,926          75,575            73,179
10/31/90            139,089          69,896            64,719
10/31/91            191,451          93,313            86,510
10/31/92            199,439         102,577            94,214
10/31/93            233,177         117,846           112,580
10/31/94            227,232         122,407           116,140
10/31/95            288,652         154,607           139,691
10/31/96            336,862         191,827           169,575
10/31/97            434,421         253,413           217,109
================================================================================

Past performance  is no guarantee of comparable future results.

============================================================================================================
                                11/26/68    10/69     10/70    10/71    10/72    10/73     10/74      10/75
------------------------------------------------------------------------------------------------------------
   Income Dividends Reinvested  $     0       94       228       214      135         0       34        157
      Capital Gains Reinvested  $     0        0       114         0        0     1,240        0          0
Total Distributions Reinvested  $     0       94       342       214      135     1,240       34        157
           Total Account Value  $ 9,446    9,562     7,024     9,170   12,768    14,160    9,720     11,892

--------------------------------------------------------------------------------------------------------------
                                      10/76    10/77     10/78     10/79    10/80      10/97
--------------------------------------------------------------------------------------------------------------
   Income Dividends Reinvested         139      147        222       364      866      1,190
      Capital Gains Reinvested           0        0      1,219     4,972    2,625      6,476
Total Distributions Reinvested         139      147      1,441     5,336    3,491      7,666
           Total Account Value      14,361   16,072     21,504    27,400   42,232     45,389
==============================================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

For periods ended 10/31/97, including sales charges.

CLASS A SHARES

Since inception (11/26/68)   13.92%
10 Years                     15.78
5 Years                      15.45
1 Year                       21.52

CLASS B SHARES

Since inception (6/15/95)    21.30
1 Year                       22.54

CLASS C SHARES

Since Inception (8/4/97)    - 4.20

================================================================================


================================================================================================================================
                                 10/82   10/83  10/84   10/85   10/86    10/87   10/88      10/89    10/90    10/91     10/92
--------------------------------------------------------------------------------------------------------------------------------
   Income Dividends Reinvested  2,287   2,585   1,475   1,723    1,677    1,893    1,718     3,432    4,900    3,185    3,752
      Capital Gains Reinvested  3,670       0   5,560       0    5,030   20,211   20,038         0    8,070    6,583    5,287
Total Distributions Reinvested  5,957   2,585   7,035   1,723   6,7072    2,104   21,756     3,432   12,970    9,768    9,039
           Total Account Value 49,226  63,796  58,881  67,367   88,645   94,606  100,188   133,926  139,089  191,451  199,439
================================================================================================================================
================================================================================================================================
                                   10/93     10/94     10/95     10/96     10/97
--------------------------------------------------------------------------------------------------------------------------------
   Income Dividends Reinvested       6,868     4,023     5,275     4,672     5,056
      Capital Gains Reinvested           0     3,882     8,298    24,466    19,086
Total Distributions Reinvested       6,868     7,905    13,573    29,138    24,142
           Total Account Value     233,177   227,232   288,652   336,862   434,421
================================================================================================================================



Data shown are as of the Fund's fiscal year-end. Class A shares' total return includes sales charges, expenses, and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO--Registered Trademark-- and FundStation.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                     SHARES          VALUE

COMMON STOCKS-79.22%

AUTO PARTS & EQUIPMENT-0.47%

Lear Corp.(a)                          450,000   $   21,628,125
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.32%

Wells Fargo & Co.                       50,000       14,568,750
---------------------------------------------------------------

BANKS (MONEY CENTER)-4.73%

BankAmerica Corp.                      450,000       32,175,000
---------------------------------------------------------------
Chase Manhattan Corp.                1,000,000      115,375,000
---------------------------------------------------------------
Citicorp                               550,000       68,784,375
---------------------------------------------------------------
                                                    216,334,375
---------------------------------------------------------------

BANKS (REGIONAL)-0.58%

Marshall & Ilsley Corp.                250,000       12,968,750
---------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Brazil)(a)                 500,000       13,625,000
---------------------------------------------------------------
                                                     26,593,750
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.49%

Coca-Cola Co.                          400,000       22,600,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.25%

Lubrizol Corp. (The)                   300,000       11,550,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.31%

ADC Telecommunications, Inc.(a)        700,000       23,187,500
---------------------------------------------------------------
Comverse Technology, Inc.(a)           270,000       11,137,500
---------------------------------------------------------------
DSC Communications Corp.(a)            400,000        9,750,000
---------------------------------------------------------------
ECI Telecommunications Ltd.
  Designs (Israel)                     400,000       11,050,000
---------------------------------------------------------------
Lucent Technologies, Inc.              200,000       16,487,500
---------------------------------------------------------------
Nokia Oy A.B.-Class A-ADR
  (Finland)                            300,000       26,475,000
---------------------------------------------------------------
Northern Telecom Ltd. (Canada)         150,000       13,453,125
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                350,000       15,487,500
---------------------------------------------------------------
Tellabs, Inc.(a)                       450,000       24,300,000
---------------------------------------------------------------
                                                    151,328,125
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.10%

Compaq Computer Corp.(a)(b)            660,500       42,106,875
---------------------------------------------------------------
Dell Computer Corp.(a)(b)              200,000       16,025,000
---------------------------------------------------------------
Hewlett-Packard Co.                    200,000       12,337,500
---------------------------------------------------------------
International Business Machines
  Corp.                                550,000       53,934,375
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              500,000       17,125,000
---------------------------------------------------------------
                                                    141,528,750
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.64%

3Com Corp.(a)                          300,000       12,431,250
---------------------------------------------------------------
Bay Networks, Inc.(a)(b)             1,200,000       37,950,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-(CONTINUED)
Cisco Systems, Inc.(a)                 300,000   $   24,609,375
---------------------------------------------------------------
                                                     74,990,625
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-3.73%

America Online, Inc.(a)                300,000       23,100,000
---------------------------------------------------------------
Computer Associates
  International, Inc.(b)               700,000       52,193,750
---------------------------------------------------------------
Compuware Corp.(a)                     200,000       13,225,000
---------------------------------------------------------------
HBO & Co.(b)                           400,000       17,400,000
---------------------------------------------------------------
Microsoft Corp.(a)                     300,000       39,000,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             450,000       14,934,375
---------------------------------------------------------------
Sybase, Inc.(a)                        650,000       10,603,125
---------------------------------------------------------------
                                                    170,456,250
---------------------------------------------------------------

CONSUMER FINANCE-1.55%

Household International, Inc.          300,000       33,975,000
---------------------------------------------------------------
MBNA Corp.                             600,000       15,787,500
---------------------------------------------------------------
SLM Holding Corp.                      150,000       21,056,250
---------------------------------------------------------------
                                                     70,818,750
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.14%

AmeriSource Health Corp.-Class
  A(a)                                 125,000        7,421,875
---------------------------------------------------------------
Bergen Brunswig Corp.-Class A          400,000       16,025,000
---------------------------------------------------------------
Cardinal Health, Inc.                  250,000       18,562,500
---------------------------------------------------------------
Sysco Corp.                            250,000       10,000,000
---------------------------------------------------------------
                                                     52,009,375
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.80%

General Electric Co.                   500,000       32,281,250
---------------------------------------------------------------
Philips Electronics N.V.-ADR-New
  York Shares (Netherlands)            500,000       39,187,500
---------------------------------------------------------------
Westinghouse Electric Corp.            400,000       10,575,000
---------------------------------------------------------------
                                                     82,043,750
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.27%

Kent Electronics Corp.(a)              350,000       12,228,125
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.50%

Intel Corp.(b)                         450,000       34,650,000
---------------------------------------------------------------
National Semiconductor Corp.(a)        350,000       12,600,000
---------------------------------------------------------------
Texas Instruments, Inc.                200,000       21,337,500
---------------------------------------------------------------
                                                     68,587,500
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.41%

American Express Co.                   500,000       39,000,000
---------------------------------------------------------------
American General Corp.                 250,000       12,750,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.     1,250,000       47,343,750
---------------------------------------------------------------
Federal National Mortgage
  Association                        1,000,000       48,437,500
---------------------------------------------------------------
MBIA, Inc.                             400,000       23,900,000


                                                     MARKET
                                     SHARES          VALUE

FINANCIAL (DIVERSIFIED)-(CONTINUED)
MGIC Investment Corp.                  200,000   $   12,062,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                     1,300,000       63,700,000
---------------------------------------------------------------
                                                    247,193,750
---------------------------------------------------------------

FOODS-0.28%

Sara Lee Corp.                         250,000       12,781,250
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-5.05%

Abbott Laboratories                    200,000       12,262,500
---------------------------------------------------------------
American Home Products Corp.         1,000,000       74,125,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               650,000       57,037,500
---------------------------------------------------------------
Johnson & Johnson                      400,000       22,950,000
---------------------------------------------------------------
Warner-Lambert Co.                     450,000       64,434,375
---------------------------------------------------------------
                                                    230,809,375
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.52%

Dura Pharmaceuticals, Inc.(a)          300,000       14,512,500
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                    200,000        9,350,000
---------------------------------------------------------------
                                                     23,862,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-4.22%

Lilly (Eli) & Co.                      250,000       16,718,750
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       44,625,000
---------------------------------------------------------------
Pfizer, Inc.                           850,000       60,137,500
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (United Kingdom)                   1,500,000       71,437,500
---------------------------------------------------------------
                                                    192,918,750
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.59%

Health Management Associates,
  Inc.-Class A(a)                      100,000        2,437,500
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              800,000       24,450,000
---------------------------------------------------------------
                                                     26,887,500
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.31%

HEALTHSOUTH Corp.(a)                   550,000       14,059,375
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.89%

MedPartners, Inc.(a)                 1,600,000       40,700,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.76%

Arterial Vascular Engineering,
  Inc.(a)                              350,000       18,593,750
---------------------------------------------------------------
Baxter International Inc.              300,000       13,875,000
---------------------------------------------------------------
Boston Scientific Corp.(a)             325,000       14,787,500
---------------------------------------------------------------
Henry Schein, Inc.(a)                  350,000       11,506,250
---------------------------------------------------------------
Medtronic, Inc.                        500,000       21,750,000
---------------------------------------------------------------
                                                     80,512,500
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.69%

Covance, Inc.(a)                       365,000        6,455,938
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)
Omnicare, Inc.                         900,000   $   25,031,250
---------------------------------------------------------------
                                                     31,487,188
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.20%

Leggett & Platt, Inc.                  213,900        8,930,325
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.78%

Colgate-Palmolive Co.                  300,000       19,425,000
---------------------------------------------------------------
Procter & Gamble Co. (The)             240,000       16,320,000
---------------------------------------------------------------
                                                     35,745,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.51%

Provident Companies, Inc.              700,000       23,362,500
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.18%

Ace, Ltd.                              200,000       18,587,500
---------------------------------------------------------------
American International Group,
  Inc.                                 450,000       45,928,125
---------------------------------------------------------------
Travelers Group, Inc.                  500,000       35,000,000
---------------------------------------------------------------
                                                     99,515,625
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.77%

Allstate Corp.                         800,000       66,350,000
---------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                        400,000       14,450,000
---------------------------------------------------------------
                                                     80,800,000
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.04%

Merrill Lynch & Co., Inc.              700,000       47,337,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.49%

Franklin Resources, Inc.               250,000       22,468,750
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.85%

Brunswick Corp.                      2,500,000       84,375,000
---------------------------------------------------------------

LODGING-HOTELS-1.20%

Carnival Corp.-Class A                 342,500       16,611,250
---------------------------------------------------------------
ITT Corp.                              200,000       14,937,500
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                                 700,000       23,100,000
---------------------------------------------------------------
                                                     54,648,750
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.29%

Deere & Co.                            250,000       13,156,250
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.45%

Eaton Corp.                            250,000       24,156,250
---------------------------------------------------------------
Hillenbrand Industries, Inc.           300,000       12,825,000
---------------------------------------------------------------
Tyco International Ltd.                400,000       15,100,000
---------------------------------------------------------------
United Technologies Corp.              200,000       14,000,000
---------------------------------------------------------------
                                                     66,081,250
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.29%

Diebold, Inc.                          300,000       13,218,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

NATURAL GAS-0.52%

El Paso Natural Gas Co.                400,000   $   23,975,000
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.80%

Boise Cascade Office Products
  Corp.(a)                             400,000        7,600,000
---------------------------------------------------------------
Wallace Computer Services, Inc.        750,000       28,828,125
---------------------------------------------------------------
                                                     36,428,125
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.82%

BJ Services Co.(a)                     300,000       25,425,000
---------------------------------------------------------------
Halliburton Co.                        400,000       23,850,000
---------------------------------------------------------------
Hvide Marine, Inc.-Class A(a)          500,000       16,500,000
---------------------------------------------------------------
Petroleum Geo-Services ASA-ADR
  (Norway)(a)                          250,000       17,312,500
---------------------------------------------------------------
                                                     83,087,500
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.11%

Exxon Corp.                            400,000       24,575,000
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)            500,000       26,312,500
---------------------------------------------------------------
                                                     50,887,500
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.51%

Tosco Corp.                            700,000       23,100,000
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.29%

YPF Sociedad Anonima-ADR
  (Argentina)                          410,300       13,129,600
---------------------------------------------------------------

PERSONAL CARE-1.09%

Avon Products, Inc.(b)                 350,000       22,925,000
---------------------------------------------------------------
Gillette Co.                           300,000       26,718,750
---------------------------------------------------------------
                                                     49,643,750
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.96%

Xerox Corp.                            555,000       44,018,438
---------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-0.19%

CalEnergy, Inc.(a)                     250,000        8,562,500
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.38%

Cali Realty Corp.                      425,000       17,212,500
---------------------------------------------------------------
Crescent Real Estate Equities,
  Inc.                                 400,000       14,400,000
---------------------------------------------------------------
Starwood Lodging Trust                 300,000       17,943,750
---------------------------------------------------------------
Vornado Realty Trust                   300,000       13,387,500
---------------------------------------------------------------
                                                     62,943,750
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.79%

CompUSA, Inc.(a)(b)                  1,100,000       36,025,000
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.97%

Carson Pirie Scott & Co.(a)            250,000       12,046,875
---------------------------------------------------------------
Federated Department Stores,
  Inc.(a)                              400,000       17,600,000
---------------------------------------------------------------
J.C. Penney Co., Inc.                  400,000       23,475,000
---------------------------------------------------------------
Kohl's Corp.(a)                        250,000       16,781,250
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-(CONTINUED)
Proffitt's, Inc.(a)                    700,000   $   20,081,250
---------------------------------------------------------------
                                                     89,984,375
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.22%

Consolidated Stores Corp.(a)           250,000        9,968,750
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.37%

Walgreen Co.                           600,000       16,875,000
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.17%

Blue Square-Israel Ltd.-ADR
  (Israel)(a)                          660,000        7,672,500
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.38%

Costco Companies, Inc.(a)              450,000       17,325,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.71%

Corporate Express, Inc.(a)           1,000,000       14,687,500
---------------------------------------------------------------
Polo Ralph Lauren Corp.(a)             600,000       15,600,000
---------------------------------------------------------------
Staples, Inc.(a)                        85,000        2,231,250
---------------------------------------------------------------
                                                     32,518,750
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.16%

Stage Stores, Inc.(a)                  200,000        7,300,000
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.90%

Washington Mutual, Inc.                600,000       41,062,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-3.27%

American Residential Services,
  Inc.(a)                              425,000        6,215,625
---------------------------------------------------------------
CUC International, Inc.(a)             800,000       23,600,000
---------------------------------------------------------------
HFS, Inc.(a)                           600,000       42,300,000
---------------------------------------------------------------
Service Corp. International          2,000,000       60,875,000
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      400,000       16,600,000
---------------------------------------------------------------
                                                    149,590,625
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.02%

Ceridian Corp.(a)                      400,000       15,625,000
---------------------------------------------------------------
Equifax, Inc.                          500,000       15,531,250
---------------------------------------------------------------
Fiserv, Inc.(a)                        350,000       15,662,500
---------------------------------------------------------------
                                                     46,818,750
---------------------------------------------------------------

TELEPHONE-1.86%

Cincinnati Bell, Inc.                2,200,000       59,400,000
---------------------------------------------------------------
SBC Communications, Inc.               400,000       25,450,000
---------------------------------------------------------------
                                                     84,850,000
---------------------------------------------------------------

TOBACCO-1.95%

Philip Morris Companies, Inc.        2,250,000       89,156,250
---------------------------------------------------------------

TRUCKS & PARTS-0.13%

Cummins Engine Co., Inc.               100,000        6,093,749
---------------------------------------------------------------
    Total Common Stocks                           3,619,135,550
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

CONVERTIBLE CORPORATE BONDS-8.00%

AUTOMOBILES-0.31%

Volkswagen International Finance
  N.V. (Germany), Conv. Gtd.
  Notes, 3.00%, 01/24/02           $12,000,000   $   14,130,000
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.55%

Mark IV Industries, Conv. Sub.
  Notes, 4.75%, 11/01/04(c)
  (acquired 10/23/97-10/24/97;
  cost $14,997,500)                 15,000,000       14,460,900
---------------------------------------------------------------
Tower Automotive Inc., Conv. Sub.
  Notes, 5.00%, 08/01/04(c)
  (acquired 07/24/97; cost
  $10,591,433)                      10,450,000       10,821,184
---------------------------------------------------------------
                                                     25,282,084
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.03%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                   20,000,000       27,757,000
---------------------------------------------------------------
Quantum Corp., Conv. Sub. Notes,
  5.00%, 03/01/03                    7,000,000       19,396,860
---------------------------------------------------------------
                                                     47,153,860
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.23%

Veritas Software Corp., Conv.
  Sub. Notes, 5.25%, 11/01/04(c)
  (acquired 10/09/97; cost
  $10,500,000)                      10,500,000       10,368,750
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.32%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06             8,000,000       14,769,840
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-0.53%

Altera Corp., Conv. Sub. Notes,
  5.75%, 06/15/02                    5,000,000        8,750,550
---------------------------------------------------------------
Analog Devices, Conv. Sub. Notes,
  3.50%, 12/01/00                   10,000,000       15,307,400
---------------------------------------------------------------
                                                     24,057,950
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.25%

NCS Healthcare Inc., Conv. Sub.
  Notes, 5.75%, 08/15/04(c)
  (acquired 08/07/97-08/08/97;
  cost $12,058,245)                 12,000,000       11,546,760
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.00%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                  40,000,000       45,646,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.50%

Thermo Electron Corp., Conv. Sub.
  Deb., 4.25%, 01/01/03(c)
  (acquired 06/20/97-06/27/97;
  cost $23,144,315)                 20,000,000       22,621,800
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.52%

U.S. Filter Corp., Conv. Sub.
  Notes, 4.50%, 12/15/01            20,000,000       23,641,600
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.65%

Danka Business Systems PLC, Conv.
  Sub. Notes, 6.75%, 04/01/02
  (United Kingdom)                 $22,500,000   $   29,817,675
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.41%

Nabors Industries, Inc., Conv.
  Sub. Notes, 5.00%, 05/15/06        8,000,000       18,872,400
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.14%

Home Depot, Inc., Conv. Sub.
  Notes, 3.25%, 10/01/01             5,000,000        6,465,800
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.14%

Staples Inc., Conv. Sub. Deb.,
  4.50%, 10/01/00(c) (acquired
  10/23/97-10/24/97; cost
  $6,725,000)                        5,000,000        6,361,800
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.56%

Career Horizons, Inc., Conv.
  Bonds, 7.00%, 11/01/02            10,000,000       25,409,400
---------------------------------------------------------------

WASTE MANAGEMENT-0.86%

Sanifill, Inc., Conv. Sub. Deb.,
  5.00%, 03/01/06                   18,000,000       25,648,920
---------------------------------------------------------------
United Waste Systems, Inc., Conv.
  Sub. Notes, 4.50%, 06/01/01       10,250,000       13,820,280
---------------------------------------------------------------
                                                     39,469,200
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                         365,614,919
---------------------------------------------------------------

                                       SHARES
CONVERTIBLE PREFERRED STOCKS-6.72%

FINANCIAL (DIVERSIFIED)-0.56%

AES Trust I-$2.69 Conv. Pfd            250,000       16,000,000
---------------------------------------------------------------
AES Trust II-$2.75 Conv. Pfd.,(c)
  (acquired 10/24/97; cost
  $10,000,000)                         200,000        9,525,000
---------------------------------------------------------------
                                                     25,525,000
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.74%

Medpartners Inc.-$1.44 Conv. Pfd.    1,400,000       33,950,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.16%

Conseco Inc.-$4.278 Conv. PRIDES       350,000       53,200,000
---------------------------------------------------------------

LODGING-HOTELS-0.50%

Host Marriott Corp., $3.375 Conv.
  Pfd.                                 350,000       22,881,250
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.44%

EVI, Inc., $2.50 Conv. Pfd.            400,000       20,150,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.36%

TJX Companies., Inc.-Series E,
  $7.00 Conv. Pfd.                      50,000       16,250,000
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.40%

Automatic Common Exchange
  Security Trust II-$1.55 Conv.
  Pfd.                                 350,000        9,887,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)
Hvide Capital Trust-$3.25 Conv.
  Pfd.(c) (acquired
  10/11/96-05/02/97; cost
  $8,701,548)                          123,000   $    8,270,520
---------------------------------------------------------------
                                                     18,158,020
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.56%

WorldCom, Inc.-$2.68 Dep. Conv.
  Pfd.                               1,000,000      117,000,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks                                        307,114,270
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

U.S. TREASURY NOTES-6.19%

8.875%, 02/15/99                   $25,000,000   $   26,000,750
---------------------------------------------------------------
9.125%, 05/15/99(d)                 70,000,000       73,541,300
---------------------------------------------------------------
8.50%, 02/15/00                     20,000,000       21,195,200
---------------------------------------------------------------

U.S. TREASURY NOTES-(CONTINUED)
8.875%, 05/15/00(d)                $20,000,000   $   21,508,400
---------------------------------------------------------------
8.75%, 08/15/00(d)                  20,000,000       21,553,400
---------------------------------------------------------------
11.75%, 02/15/01(d)                 80,000,000       94,303,200
---------------------------------------------------------------
13.125%, 05/15/01                   20,000,000       24,682,600
---------------------------------------------------------------
    Total U.S. Treasury Notes                       282,784,850
---------------------------------------------------------------

REPURCHASE AGREEMENT(e)-0.28%

Sanwa Securities (USA) L.P.,
  5.73%, 11/03/97(f)                12,899,236       12,899,236
---------------------------------------------------------------
TOTAL INVESTMENTS-100.41%                         4,587,548,825
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.41)%                              (18,682,659)
---------------------------------------------------------------
NET ASSETS-100.00%                               $4,568,866,166
===============================================================

Abbreviations:

ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debentures
Dep.   - Depository
GDR    - Global Depository Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sub.   - Subordinated

Notes to Schedule of Investments:

(a)Non-income producing security
(b)A portion of these securities are subject to call options written. See note
   8.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of the securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $93,976,714, which represented 2.06% of the Fund's net assets.
(d)A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See note 7.
(e)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor.
(f)Joint repurchase agreement entered into 10/31/97 with a maturing value of $200,095,500. Collateralized by $201,314,000 U.S. Government obligations, 0% to 8.875% due 11/03/97 to 08/15/27 with an aggregate market value at 10/31/97 of $204,000,545.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $3,678,855,389)                             $4,587,548,825
------------------------------------------------------------
Receivable for:
  Investments sold                                46,111,494
------------------------------------------------------------
  Capital stock sold                              20,097,839
------------------------------------------------------------
  Dividends and interest                          14,817,418
------------------------------------------------------------
  Variation margin                                 1,040,625
------------------------------------------------------------
Investment for deferred compensation plan             44,514
------------------------------------------------------------
Other assets                                         133,382
------------------------------------------------------------
      Total assets                             4,669,794,097
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           82,481,133
------------------------------------------------------------
  Capital stock reacquired                        10,912,732
------------------------------------------------------------
  Options written                                  2,272,031
------------------------------------------------------------
  Deferred compensation                               44,514
------------------------------------------------------------
Accrued advisory fees                              2,492,536
------------------------------------------------------------
Accrued administrative services fees                   9,821
------------------------------------------------------------
Accrued distribution fees                          1,858,913
------------------------------------------------------------
Accrued transfer agent fees                          549,487
------------------------------------------------------------
Accrued operating expenses                           306,764
------------------------------------------------------------
      Total liabilities                          100,927,931
------------------------------------------------------------
Net assets applicable to shares outstanding   $4,568,866,166
============================================================

NET ASSETS:

Class A                                       $3,466,912,125
============================================================
Class B                                       $1,056,094,084
============================================================
Class C                                       $    5,668,794
============================================================
Institutional Class                           $   40,191,163
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    258,500,666
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     78,995,187
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                        423,413
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      2,981,340
============================================================
Class A:

  Net asset value and redemption price per
    share                                     $        13.41
============================================================
  Offering price per share:
    (Net asset value of $13.41 divided by
       94.50%)                                $        14.19
============================================================
Class B:

  Net asset value and offering price per
    share                                     $        13.37
============================================================
Class C:

  Net asset value and offering price per
    share                                     $        13.39
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        13.48
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $363,901 foreign
  withholding tax)                             $ 54,637,403
-----------------------------------------------------------
Interest                                         20,413,876
-----------------------------------------------------------
      Total investment income                    75,051,279
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    25,224,069
-----------------------------------------------------------
Administrative services fees                        127,908
-----------------------------------------------------------
Custodian fees                                      335,709
-----------------------------------------------------------
Directors' fees                                      32,960
-----------------------------------------------------------
Distribution fees-Class A                         9,459,952
-----------------------------------------------------------
Distribution fees-Class B                         8,046,181
-----------------------------------------------------------
Distribution fees-Class C                             6,079
-----------------------------------------------------------
Transfer agent fees-Class A                       4,142,179
-----------------------------------------------------------
Transfer agent fees-Class B                       1,472,206
-----------------------------------------------------------
Transfer agent fees-Class C                           1,330
-----------------------------------------------------------
Transfer agent fees-Institutional Class              17,500
-----------------------------------------------------------
Other                                             1,185,816
-----------------------------------------------------------
      Total expenses                             50,051,889
-----------------------------------------------------------
Less: Fees waived by advisor                       (498,463)
-----------------------------------------------------------
      Expenses paid indirectly                     (218,302)
-----------------------------------------------------------
      Net expenses                               49,335,124
-----------------------------------------------------------
Net investment income                            25,716,155
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                         479,170,082
-----------------------------------------------------------
  Foreign currencies                                  8,764
-----------------------------------------------------------
  Futures contracts                              (2,590,423)
-----------------------------------------------------------
  Option contracts                               (4,682,882)
-----------------------------------------------------------
                                                471,905,541
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         452,544,247
-----------------------------------------------------------
  Foreign currencies                                 (1,823)
-----------------------------------------------------------
  Futures contracts                              (2,280,695)
-----------------------------------------------------------
  Option contracts                                3,564,452
-----------------------------------------------------------
                                                453,826,181
-----------------------------------------------------------
Net gain on investment securities, foreign
  currencies, futures and option transactions   925,731,722
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $951,447,877
===========================================================



See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996

                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   25,716,155    $   45,400,910
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies, futures, and option contracts            471,905,541       187,738,534
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             453,826,181       171,775,447
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       951,447,877       404,914,891
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (29,364,689)      (34,698,850)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,392,475)       (2,262,959)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (438,502)         (506,177)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (162,219,599)     (170,497,932)
----------------------------------------------------------------------------------------------
  Class B                                                        (34,439,480)       (8,672,692)
----------------------------------------------------------------------------------------------
  Class C                                                             (2,594)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,797,486)       (2,168,635)
----------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                            292,768           511,762
----------------------------------------------------------------------------------------------
  Class B                                                            189,770           219,669
----------------------------------------------------------------------------------------------
  Institutional Class                                                  6,698             1,194
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        247,700,247       518,654,491
----------------------------------------------------------------------------------------------
  Class B                                                        397,291,935       417,063,105
----------------------------------------------------------------------------------------------
  Class C                                                          5,872,568                --
----------------------------------------------------------------------------------------------
  Institutional Class                                              4,247,713         2,366,710
----------------------------------------------------------------------------------------------
      Net increase in net assets                               1,376,394,751     1,124,924,577
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,192,471,415     2,067,546,838
----------------------------------------------------------------------------------------------
  End of period                                               $4,568,866,166    $3,192,471,415
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,199,855,109    $2,544,742,646
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              2,895,981         8,877,492
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies, futures and option
    contracts                                                    456,189,864       182,752,246
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                     909,925,212       456,099,031
----------------------------------------------------------------------------------------------
                                                              $4,568,866,166    $3,192,471,415
==============================================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997 $8,764 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
F. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
G. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
I. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
J. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. During the year ended October 31, 1997, AIM waived fees of $498,463. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $127,908 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A, Class B shares and Class C Shares. During the year ended October 31, 1997, AFS was paid $3,129,677 for such services.
  The Fund, pursuant to another transfer agency and service agreement, has agreed to pay A I M Institutional Fund Services, Inc. ("AIFS") a fee for providing transfer agent and shareholder services to the Institutional Class. During the year ended October 31, 1997, the Fund paid AIFS $3,178 for such services with respect to the Institutional Class. On September 19, 1997, the Board of Directors of the Fund approved the appointment of AFS as transfer agent of the Institutional Class to be effective in late 1997 or early 1998.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the

Class A and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Class A and C Plans are designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan), and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997, the Class A and Class B, and the period August 4, 1997 through October 31, 1997 Class C shares paid AIM Distributors $9,459,952, $8,046,181, and $6,079, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,129,799 from sales of Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $62,653 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1997, the Fund paid legal fees of $12,872 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES
AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $15,778 for this service. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $51,566 and $150,958, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $218,302 during the year ended October 31, 1997.
NOTE 4-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $7,160,060,290 and $6,696,104,946, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities     $  955,676,275
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                           (53,296,715)
-----------------------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                                   $  902,379,560
=============================================================================


Cost of investments for tax purposes is:  $3,685,169,265.


NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $900,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open contracts were as follows:

                                                 UNREALIZED
                      NO. OF       MONTH/       APPRECIATION
     CONTRACT        CONTRACTS   COMMITMENT    (DEPRECIATION)
     --------        ---------   ----------     ------------
Russell 2000 Index      200      Dec. 97/Buy    $(2,007,675)
Russell 2000 Index       25      Mar. 98/Buy       (325,000)
                                                -----------
                                                $(2,332,675)
                                                ===========

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1997 are summarized as follows:

                                                                  OPTION CONTRACTS
                                                              -------------------------
                                                               NUMBER
                                                                 OF          PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------     -----------
Beginning of Period                                                  --              --
---------------------------------------------------------------------------------------
Written                                                          40,155     $ 9,469,083
---------------------------------------------------------------------------------------
Closed                                                          (11,850)     (2,734,038)
---------------------------------------------------------------------------------------
Exercised                                                        (2,000)       (898,562)
---------------------------------------------------------------------------------------
Expired                                                              --              --
---------------------------------------------------------------------------------------
End of period                                                    26,305     $ 5,836,483
=======================================================================================

Open call option contracts written at October 31, 1997 were as follows:

                                                                                                    OCTOBER 31,
                                                                           NUMBER                      1997          UNREALIZED
                                                      CONTRACT   STRIKE      OF        PREMIUM        MARKET        APPRECIATION
                       ISSUE                           MONTH     PRICE    CONTRACTS    RECEIVED        VALUE       (DEPRECIATION)
                       -----                          --------   ------   ---------    --------     -----------    --------------
Avon Products, Inc.                                   Nov. 97    $   75     3,500     $  765,410    $    54,688    $      710,722
---------------------------------------------------------------------------------------------------------------------------------
Bay Networks, Inc.                                    Nov. 97        40     2,000        145,995         31,250           114,745
---------------------------------------------------------------------------------------------------------------------------------
Bay Networks, Inc.                                    Nov. 97        42.5   3,000        703,476         37,500           665,976
---------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                 Nov. 97        65       605        300,675        207,968            92,707
---------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                 Nov. 97        75     1,000        174,014         71,875           102,139
---------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                 Nov. 97        85     2,500        495,082         46,875           448,207
---------------------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.               Dec. 97        80     2,500      1,179,960        640,625           539,335
---------------------------------------------------------------------------------------------------------------------------------
CompUSA, Inc.                                         Nov. 97        35       500         73,498         40,625            32,873
---------------------------------------------------------------------------------------------------------------------------------
CompUSA, Inc.                                         Nov. 97        40     4,000        440,265         75,000           365,265
---------------------------------------------------------------------------------------------------------------------------------
Dell Computer Corp.                                   Nov. 97        85     2,000        868,971        750,000           118,971
---------------------------------------------------------------------------------------------------------------------------------
HBO & Co.                                             Nov. 97        50     2,700        264,591         84,375           180,216
---------------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                           Nov. 97        85     2,000        424,546        231,250           193,296
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      $5,836,483    $ 2,272,031    $    3,564,452
=================================================================================================================================

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1997 and 1996 were as follows:

                                                                         1997                           1996
                                                              ---------------------------   ----------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              -----------   -------------   ------------   -------------
Sold
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      64,563,425   $ 804,527,781     71,824,128   $ 752,853,277
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      37,105,082     454,511,843     41,436,800     435,348,846
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        437,883       6,069,012             --              --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             600,091       7,589,130        448,911       4,759,971
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      16,507,011     181,612,880     19,521,139     192,994,968
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,210,439      35,080,359      1,039,513      10,333,913
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                            159           2,155             --              --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             193,613       2,149,460        252,209       2,504,537
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (59,039,148)   (738,440,414)   (40,679,494)   (427,193,754)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,456,466)    (92,300,267)    (2,705,793)    (28,619,654)
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (14,629)       (198,599)            --              --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (445,517)     (5,490,877)      (464,310)     (4,897,798)
------------------------------------------------------------------------------------------------------------------------
                                                               55,661,943   $ 655,112,463     90,673,103   $ 938,084,306
========================================================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the five-year period ended October 31, 1997, for a Class B share outstanding during each of the years in the two-year period ended October 31, 1997 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a Class C share outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

CLASS A:

                                                                 1997            1996          1995         1994         1993
                                                              ----------      ----------    ----------   ----------   ----------
Net asset value, beginning of period                          $    11.19      $    10.63    $     8.90   $     9.46   $     8.36
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
Income from investment operations:
  Net investment income                                             0.10            0.19          0.15         0.21         0.17
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     2.91            1.43          2.11        (0.45)        1.22
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
    Total from investment operations                                3.01            1.62          2.26        (0.24)        1.39
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
Less distributions:
  Dividends from net investment income                             (0.12)          (0.16)        (0.20)       (0.16)       (0.29)
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
  Distributions from net realized gains                            (0.67)          (0.90)        (0.33)       (0.16)          --
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
    Total distributions                                            (0.79)          (1.06)        (0.53)       (0.32)       (0.29)
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
Net asset value, end of period                                $    13.41      $    11.19    $    10.63   $     8.90   $     9.46
============================================================  ==========      ==========    ==========   ==========   ==========
Total return(a)                                                    28.57%          16.70%        27.03%       (2.55)%      16.92%
============================================================  ==========      ==========    ==========   ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,466,912      $2,647,208    $1,974,417   $1,579,074   $1,690,482
============================================================  ==========      ==========    ==========   ==========   ==========
Ratio of expenses to average net assets                             1.09%(b)(c)     1.12%         1.17%        1.17%        1.17%
============================================================  ==========      ==========    ==========   ==========   ==========
Ratio of net investment income to average net assets                0.79%(b)        1.81%         1.55%        2.32%        1.89%
============================================================  ==========      ==========    ==========   ==========   ==========
Portfolio turnover rate                                              170%            164%          161%         126%         144%
============================================================  ==========      ==========    ==========   ==========   ==========
Average brokerage commission rate(d)                          $   0.0615      $   0.0638           N/A          N/A          N/A
============================================================  ==========      ==========    ==========   ==========   ==========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $3,153,317,435. After fee waivers. Prior to fee waivers, the ratios of expenses to average net assets and net investment income to average net assets are 1.10% and 0.78%, respectively.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

CLASS B:

                                                                 1997           1996       1995
                                                              ----------      --------    -------
Net asset value, beginning of period                          $    11.18      $  10.62    $  9.81
------------------------------------------------------------  ----------      --------    -------
Income from investment operations:
  Net investment income                                             0.01          0.10       0.03
------------------------------------------------------------  ----------      --------    -------
  Net gains on securities (both realized and unrealized)            2.89          1.45       0.80
------------------------------------------------------------  ----------      --------    -------
    Total from investment operations                                2.90          1.55       0.83
------------------------------------------------------------  ----------      --------    -------
Less distributions:
  Dividends from net investment income                             (0.04)        (0.09)     (0.02)
------------------------------------------------------------  ----------      --------    -------
  Distributions from net realized gains                            (0.67)        (0.90)        --
------------------------------------------------------------  ----------      --------    -------
    Total distributions                                            (0.71)        (0.99)     (0.02)
============================================================  ==========      ========    =======
Net asset value, end of period                                $    13.37      $  11.18    $ 10.62
============================================================  ==========      ========    =======
Total return(a)                                                    27.54%        15.90%      8.48%
============================================================  ==========      ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,056,094      $515,672    $67,592
============================================================  ==========      ========    =======
Ratio of expenses to average net assets                             1.85%(b)(c)     1.94%    1.98%(d)
============================================================  ==========      ========    =======
Ratio of net investment income to average net assets                0.03%(b)      0.99%      0.74%(d)
============================================================  ==========      ========    =======
Portfolio turnover rate                                              170%          164%       161%
============================================================  ==========      ========    =======
Average brokerage commission rate(e)                          $   0.0615      $ 0.0638        N/A
============================================================  ==========      ========    =======

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) Ratios are based on average net assets of $804,618,145. After fee waivers. Prior to fee waivers, the ratios of expenses to average net assets and net investment income to average net assets are 1.86% and 0.02%, respectively.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) Annualized.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

CLASS C:

                                                               1997
                                                              -------
Net asset value, beginning of period                          $ 13.86
------------------------------------------------------------  -------
Income from investment operations:
  Net investment income                                            --
------------------------------------------------------------  -------
  Net gains on securities (both realized and unrealized)        (0.45)
------------------------------------------------------------  -------
    Total from investment operations                            (0.45)
------------------------------------------------------------  -------
Less distributions:
  Dividends from net investment income                             --
------------------------------------------------------------  -------
  Distributions from net realized gains                         (0.02)
------------------------------------------------------------  -------
    Total distributions                                         (0.02)
------------------------------------------------------------  -------
Net asset value, end of period                                $ 13.39
============================================================  =======
Total return(a)                                                 (3.24)%
============================================================  =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 5,669
============================================================  =======
Ratio of expenses to average net assets                          1.82%(b)(c)
============================================================  =======
Ratio of net investment income to average net assets             0.06%(b)
============================================================  =======
Portfolio turnover rate                                           170%
============================================================  =======
Average brokerage commission rate(d)                          $0.0615
============================================================  =======

(a) Does not deduct sales charge and total returns for periods less than one year are not annualized.
(b) Ratios are annualized and based on average net assets of $2,493,136. After fee waivers. Prior to fee waivers, the ratios of expenses to average net assets and net investment income to average net assets are 1.83% and 0.04%, respectively.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Charter Fund:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1993 were audited by other auditors whose report thereon, dated November 12, 1993 expressed an unqualified opinion on those financial highlights.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SUPPLEMENTAL PROXY INFORMATION

--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the AIM Equity Funds, Inc. (the "Company") was held on February 7, 1997 at the offices of A I M Management Group Inc., 11 Greenway Plaza, Houston, Texas. The meeting was held for the following purposes:

(1) To elect Directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Master Investment Advisory Agreement between the AIM Charter Fund (the "Fund") and A I M Advisors, Inc.

(3) To approve a new Sub-Advisory Agreement between AIM and A I M Capital Management, Inc.

(4) To approve the elimination of the fundamental investment policy prohibiting the Fund from investing in other investment companies.

(5) To approve the elimination of provisions of a fundamental investment policy prohibiting or restricting investments in puts, calls, straddles and spreads.

(6) To approve the elimination of the fundamental investment policy prohibiting investments in companies with less than five years of continuous operation.

(7) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Fund for the Company's fiscal year ending October 31, 1997.

The results of the proxy solicitation on the above matters were as follows:

                                                                                          Votes             Withheld/
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------            -------           -----------
(1)  Charles T. Bauer............................................  618,811,245                N/A          19,923,485
     Bruce L. Crockett...........................................  619,427,685                N/A          19,307,045
     Owen Daly II................................................  618,919,919                N/A          19,814,811
     Carl Frischling.............................................  619,275,356                N/A          19,459,374
     Robert H. Graham............................................  619,431,576                N/A          19,303,154
     John F. Kroeger.............................................  618,878,096                N/A          19,856,634
     Lewis F. Pennock............................................  619,272,998                N/A          19,461,732
     Ian W. Robinson.............................................  618,944,840                N/A          19,789,890
     Louis S. Sklar..............................................  619,462,714                N/A          19,272,016
(2)  Approval of Master Investment Advisory Agreement............  173,793,114          2,961,324           7,253,671
(3)  Approval of Sub-Advisory Agreement..........................  173,153,366          3,196,109           7,658,634
(4)  Elimination of Policy concerning Other Investment
     Companies...................................................  132,189,441          5,578,624           7,737,685
(5)  Elimination of Policy concerning Puts, Calls, Straddles and
     Spreads.....................................................  130,439,316          6,922,517           8,143,916
(6)  Elimination of Policy concerning Companies with Less Than
     Five Years of Continuous Operation..........................  131,139,307          6,923,959           7,442,483
(7)  KPMG Peat Marwick LLP.......................................  609,690,634          5,519,782          23,524,314

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        DIRECTORS OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                                    Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                                  TRANSFER AGENT
Director                                      Carol F. Relihan
Cortland Trust Inc.                           Senior Vice President                           A I M Fund Services, Inc.
                                              and Secretary                                   P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Formerly Member of the                        Jonathan C. Schoolar
U.S. House of Representatives                 Vice President                                  CUSTODIAN

Carl Frischling                               Melville B. Cox                                 State Street Bank & Trust Company
Partner                                       Vice President                                  225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                             Boston, MA 02110
                                              Dana R. Sutton
Robert H. Graham                              Vice President and Assistant Treasurer          COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                   P. Michelle Grace                               Ballard Spahr
                                              Assistant Secretary                             Andrews & Ingersoll
John F. Kroeger                                                                               1735 Market Street
Formerly Consultant                           Nancy L. Martin                                 Philadelphia, PA 1910
Wendell & Stockel Associates, Inc.            Assistant Secretary
                                                                                              COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              Ofelia M. Mayo
Attorney                                      Assistant Secretary                             Kramer, Levin, Naftal
                                                                                              919 Third Avenue
Ian W. Robinson                               Kathleen J. Pflueger                            New York, NY 10022
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                            DISTRIBUTOR
Chief Financial Officer                       Samuel D. Sirko
Bell Atlantic Management                      Assistant Secretary                             A I M Distributors, Inc.
Services, Inc.                                                                                11 Greenway Plaza
                                              Stephen I. Winer                                Suite 100
Louis S. Sklar                                Assistant Secretary                             Houston, TX 77046
Executive Vice President
Hines Interests                               Mary J. Benson                                  AUDITORS
Limited Partnership                           Assistant Treasurer
                                                                                              KPMG Peat Marwick LLP
                                                                                              700 Louisiana
                                                                                              Houston, TX 77002
















REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Charter Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.207, $0.133, and $0.0215 per share, respectively, during the Fund's tax year ended October 31, 1997. Of this amount 38% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.587 per share for Class A and Class B shares during the Fund's tax year ended October 31, 1997.

REQUIRED STATE INCOME TAX INFORMATION

Of the total income dividends paid,9% was derived from U.S. Treasury obligations.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of September 30, 1997. The AIM Family of               prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



